Morgan Stanley Institutional Fund, Inc.
Frontier Markets Portfolio

Summary Prospectus | May 1, 2017

Share Class and Ticker Symbols
Class I	Class A	Class L	Class C	Class IS
MFMIX	MFMPX	MFMLX	MSFEX	MSRFX

Before you invest, you may want to review the Fund's statutory prospectus ("Prospectus"), which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund's Prospectus and SAI, both dated May 1, 2017 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

The Frontier Markets Portfolio (the "Fund") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share ("NAV") of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund of Morgan Stanley Institutional Fund, Inc. (the "Company") already held in Related Accounts (as defined in the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares") as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled "Shareholder Information— Exchange Privilege") and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled "Shareholder Information—Exchange Privilege") that you acquired in an exchange from Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 76 of the Prospectus in the section entitled "Shareholder Information— Sales Charges Applicable to Purchases of Class A Shares" and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A		Class L	Class C		Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%		None	None		None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None	[1]	None	1.00%	[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%		2.00%	2.00%		2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.44%	0.53%	0.80%	0.64%	0.39%
Total Annual Fund Operating Expenses[3]	1.69%	2.03%	2.80%	2.89%	1.64%

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary
Frontier Markets Portfolio (Con't)

	Class I	Class A	Class L	Class C	Class IS
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.00%	0.10%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.69%	2.03%	2.70%	2.89%	1.64%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 172	$ 533	$ 918	$ 1,998
Class A	$ 720	$ 1,128	$ 1,561	$ 2,760
Class L	$ 273	$ 859	$ 1,470	$ 3,121
Class C	$ 392	$ 895	$ 1,523	$ 3,214
Class IS	$ 167	$ 517	$ 892	$ 1,944

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 172	$ 533	$ 918	$ 1,998
Class A	$ 720	$ 1,128	$ 1,561	$ 2,760
Class L	$ 273	$ 859	$ 1,470	$ 3,121
Class C	$ 292	$ 895	$ 1,523	$ 3,214
Class IS	$ 167	$ 517	$ 892	$ 1,944

1 Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See "Shareholder Information—How to Redeem Fund Shares" for further information about the CDSC waiver categories.

2 The Class C CDSC is only applicable if you sell your shares within one year after purchase. See "Shareholder Information—How to Redeem Fund Shares" for a complete discussion of the CDSC.

3 The Fund's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I, 2.20% for Class A, 2.70% for Class L, 2.95% for Class C and 1.80% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to maximize returns by investing primarily in growth-oriented equity securities in frontier emerging markets.

The Adviser's investment approach combines top-down country allocation with bottom-up stock selection. The Adviser allocates the Fund's assets among frontier emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser emphasizes macroeconomic and fundamental research.

Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of companies operating in frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes.

The Fund may also invest in emerging market securities. The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the banking industry. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The term "frontier emerging markets" refers to those emerging market countries outside the "mainstream" emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries in which the Fund currently may invest include Argentina, Bahrain, Bangladesh, Botswana, Bulgaria, Croatia, Ecuador, Egypt, Estonia, Georgia, Ghana, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Mauritius, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Qatar, Romania, Saudi Arabia, Serbia, Slovenia, Sri Lanka, Trinidad & Tobago, Tunisia, Ukraine, United Arab Emirates and Vietnam. The

Morgan Stanley Institutional Fund, Inc Prospectus | Fund Summary
Frontier Markets Portfolio (Con't)

countries that comprise frontier emerging markets may change from time to time. The Fund may invest in equity securities of companies operating in frontier emerging market countries that exist now and/or in the future.

For purposes of maintaining exposure of at least 80% of the Fund's assets to equity securities of companies operating in frontier emerging market countries, the Fund may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts with respect to companies operating in frontier emerging market countries, securities of other open- and closed-end investment companies, including exchange-traded funds ("ETFs"), and derivative instruments as described herein.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference ("CFDs"), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

●

Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

●

Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risks than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

●

Frontier Emerging Market Securities. Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Fund must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that the Fund invests a significant percentage of its assets in a single frontier emerging market country, the Fund will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country. A government of a frontier emerging market country may limit or cause delay in the convertibility or repatriation of its currency and therefore could adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as such a company and, as an investor in such companies, the Fund will be indirectly subject to those risks. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. In addition, a substantial portion of the Fund's investments in foreign issuers may be denominated

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary
Frontier Markets Portfolio (Con't)

in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

●

Banking Industry. Investment opportunities in many frontier emerging markets may be concentrated in the banking industry. Based on the Fund's investment restriction regarding concentration, the Fund, at all times, will be required to invest 25% or more of its total assets in the securities of issuers in the banking industry. As a result, the Fund may have a high concentration of investments in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the banking industry. Because the Fund's investments will be concentrated in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund's performance.

●

Investment Company Securities. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the "1940 Act"), or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

●

Liquidity. The Fund's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.  Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

●

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Pursuant to an agreement and plan of reorganization between the Company, on behalf of the Fund, and Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Frontier Predecessor Fund"), on September 17, 2012 the Fund acquired all of the assets and liabilities of the Frontier Predecessor Fund in exchange for Class I shares of the Fund (the "Frontier Reorganization"). As a result of the Frontier Reorganization, the Fund is the accounting successor of the Frontier Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Frontier Reorganization, the historical performance of the Frontier Predecessor Fund. The Frontier Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, the Fund changed its name from Frontier Emerging Markets Portfolio to Frontier Markets Portfolio effective March 31, 2017.

The bar chart and table on the following page provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class I shares'* performance from year-to-

Morgan Stanley Institutional Fund, Inc Prospectus | Fund Summary
Frontier Markets Portfolio (Con't)

year and by showing how the Fund's average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund's returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im. or by calling toll-free (800) 548-7786.

Annual Total Returns*—Calendar Years

* Performance shown for the Fund's Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.

High Quarter	06/30/09	32.70%
Low Quarter	03/31/09	-17.42%

Average Annual Total Returns1
 (for the calendar periods ended December 31, 2016)

	Past One Year	Past Five Years	Since Inception
Class I1 (commenced operations on 8/25/2008)
Return before Taxes	3.83%	9.15%	0.21%
Return after Taxes on Distributions	3.81%	9.05%	0.07%
Return after Taxes on Distributions and Sale of Fund Shares	2.74%	7.43%	0.28%
Class A (commenced operations on 9/14/2012)
Return before Taxes	-1.96%	N/A	5.35%
Class L (commenced operations on 9/14/2012)
Return before Taxes	2.77%	N/A	6.02%
Class C (commenced operations on 4/30/2015)
Return before Taxes	1.63%	N/A	-7.27%
Class IS (commenced operations on 2/27/2015)
Return before Taxes	3.88%	N/A	-4.25%
MSCI Frontier Markets Index (reflects no deduction for fees or expenses)[2]	2.66%	5.16%	-3.55%	[4]
Lipper Emerging Market Funds Index (reflects no deduction for taxes)[3]	12.10%	2.04%	1.22%	[4]

(1)	Performance shown for the Fund's Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.
(2)

The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Index currently consists of 23 frontier market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

(3)

The Lipper Emerging Markets Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. There are currently 30 funds represented in this Index.

(4)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Tim Drinkall	Managing Director	September 2012*
Pierre Horvilleur	Executive Director	November 2015

* Mr. Drinkall served as the Fund manager of the Frontier Predecessor Fund since it commenced operations in 2008.

Purchase and Sale of Fund Shares

The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary
Frontier Markets Portfolio (Con't)

contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"), in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled "Shareholder Information—How To Purchase Fund Shares" and "—How To Redeem Fund Shares."

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

© 2017 Morgan Stanley.	SU-MSIF-27